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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 30, 2002

                    Digital World Cup, Inc.
     (Exact name of registrant as specified in its charter)

NEVADA                            0-31849             98-02152222
(State or other jurisdiction of
incorporation)                   (Commission File     (IRS Employer
                                       Number)       Identification No.)


63 St. Clair Avenue West, Suite 1704, Toronto, Ontario, Canada M4V 2Y9
            (Address of principal executive offices)


 Registrants telephone number, including area code (416) 962-4508




          ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


     On or about January 30, 2002, registrant issued the attached press release announcing that Digital World Cup, Inc. signed a letter of intent with Hamilton Scientific, Inc., a medical software company. Digital World Cup, Inc. intends to acquire Hamilton Scientific, Inc., and to continue its operations as a wholly-owned subsidiary of Digital World Cup, Inc It is anticipated that the acquisition will involve the issuance of additional shares of common stock and the appointment of Hamilton Scientific, Inc. personnel to the Board of Directors of a new parent company, Digital World, Inc

  Certain details related to this transaction are still being negotiated and complete details will be included in a future
  Form 8-K.

  A copy of the press release announcing this transaction is included as Exhibit 99(a) to this Form 8-K.

  FORWARD-LOOKING STATEMENTS


Certain  statements under this Item and elsewhere in this  Form
8-K and in  the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to:
  statements  relating  to  potential  growth  or  to   potential
  increases in revenues and   net   income  through  previous,
  potential  or  possible  mergers; acquisitions;
  license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as
  "may",  "will", "expect", "anticipate", "estimate", "should",
  "could",    "plans",  "believes", "potential", or "continuing",
  or the negative of these terms. Such forward- looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations  reflected in such forward-looking statements  are
  reasonable, the registrant   cannot   guarantee  future  results,
  levels   of activity, performance, achievements  or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any  forward- looking statements to  reflect  events or circumstances
  after  the  date  of  such  statement or to   reflect the occurrence
  of anticipated or unanticipated events.

  ITEM 5.  OTHER EVENTS

             Also, on January 30, Digital World Cup, Inc. announced the formation of a new parent company, Digital World, Inc. It is anticipated that Digital World Cup, Inc. will be acquired by Digital World, Inc. and will continue to operate as a subsidiary of Digital World, Inc.


  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


  FINANCIAL STATEMENTS:

       Financial statements of Hamilton Scientific, Inc. will be included in a future amendment to this Form 8-K if the planned acquisition is accepted by the shareholders and directors of registrant and if the acquisition is consummated.


  EXHIBITS:

       The following exhibits are filed with this Form 8-K:


  EXHIBIT NUMBER                   DESCRIPTION OF EXHIBIT

  99(a)                                 Press Release


                           SIGNATURES

       Pursuant  to  the requirements of the Securities  Exchange
  Act  of 1934, the registrant has duly caused this report to  be
  signed   on  its  behalf  by  the  undersigned  hereunto   duly
  authorized.


                                     DIGITAL WORLD CUP, INC.

  Date:              February 22,2002
  By:  /S/ Michael Levine
           Michael Levine
           CEO and Director









                        EXHIBIT 99(A)


  Toronto, Canada, Jan. 30,2002- Digital World Cup Inc. is pleased to announce it has signed a Letter of Intent agreement to purchase 100% of Hamilton Scientific Ltd., a privately held software company, incorporated in the state of New Jersey. The terms and conditions will be outlined in the final purchase agreement and will include the issuance of common shares and appointments to the Board of Directors of the newly named parent company
  Digital World Inc. Digital World Cup will continue to operate as a subsidiary of Digital World Inc. and will maintain its association with CBS Sportsline on its golf online project. Both parties are committed to closing on this agreement as soon as possible.

  Founded in 1997, by Dr. Michael Rothkopf, Hamilton
  Scientific, Ltd. (HSL) was formed to create web-based medical software to assist doctors in clinical practice and maintain physician authority in healthcare.
  Dr.Rothkopf has had a vast and successful career as both a physician and clinical assistant professor of Columbia
  University. He has authored over 100 scientific publications. As an entrepreneur spanning over twenty years, he has taken several healthcare companies public on both the Nasdaq and New York Stock Exchanges including
  Clinical Homecare/ Coram Healthcare. He founded the company in 1983, went public on Nasdaq in 1990 and listed on N.Y.S.E in 1993.

  With HSL, Dr Rothkopf has assembled a powerful and talented team of medical computing experts who combine extensive clinical experience and leadership with a vast knowledge in software and Internet development. HSL has become a pioneer in medical Internet application design, with a significant strategic alliance with Verizon and other partnerships with best-of-brand companies, HSL is applying proprietary technologies to create the first platform independent Internet based operating system for clinical information exchange.

   The core of the business is, myPatientCHARTS.com, a unique web-based application designed for facilitating and documenting clinical encounters at the point of service. The resulting computerized patient record is the central hub of a seamless modular system that will improve the quality, efficiency, and cost of healthcare from both the physician and patient perspectives. HSL believes that this product will lead to a major shift towards the use of the Internet as an indispensable tool in the doctor's office and hospital.

  HSL has several other software products under development including enterprise and portal software for medical institutions, a secure e-mailer, biometric interfaces and practice management software. HSL's Internet documentation system and profile management interface has application in other fields such as law enforcement and the security industry.

   DISCLOSURES REGARDING FORWARD-LOOKING STATEMENTS
      This report contains forward-looking statements within
the meaning of the Private      Securities Litigation Reform
Act of 1995, including statements regarding our plans, objectives, expectations and intentions. Although we believe the statements and projections are based upon reasonable assumptions, actual results may differ from those that we have projected.
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